ELFUN TRUSTS

(the “Fund”)

Supplement dated April 12, 2019 to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) each dated April 30, 2018,

each as may be revised and/or supplemented from time to time.

Effective August 30, 2019 (the “Effective Date”), William Sandow and Christopher Sierakowski will replace David Carlson as Portfolio Manager on the Fund. Accordingly, as of the Effective Date, the Prospectus, Summary Prospectus and SAI will be revised as follows:

•	Beginning on page 5 of the Prospectus and on page 5 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc. (“SSGA FM”)

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are William Sandow and Christopher Sierakowski. They have served as portfolio managers on the Fund since 2019.

•

On page 66 of the Prospectus, the second paragraph of the sub-section entitled “PORTFOLIO MANAGEMENT TEAMS” within the section entitled “MANAGEMENT AND ORGANIZATION” is deleted in its entirety and replaced with the following:

William Sandow is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fundamental U.S. Equity Group. Prior to this role, since 2012, Mr. Sandow was a senior research analyst on the Fundamental Equity Research team covering biotechnology and pharmaceutical securities globally. He joined SSGA through its acquisition of GE Asset Management Incorporated (“GEAM”) in July 2016. Prior to joining GEAM in 2012, Mr. Sandow spent seven years at Alliance Global Investors in various research and portfolio management roles. He started his investing career in 2000 at RCM Capital Management. Mr. Sandow has a Bachelor of Science in Accounting from Boston College and a Master of Business Administration in Finance from Indiana University’s Kelley School of Business.

Christopher Sierakowski, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fundamental U.S. Equity Group. Mr. Sierakowski joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Sierakowski served in various investment roles at GEAM since 1999, including providing analysts coverage for the software, computer hardware, business services, semiconductors and payments industries. He also managed a Technology sector portfolio and acted as global Tech, Media and Telecom sector leader. Prior to GEAM, Mr. Sierakowski spent several years in IT consulting and as an officer in the U.S. Army. Mr. Sierakowski has a Bachelor of Science in Economics from the United States Military Academy and a Master of Business Administration in Finance, Strategy, and Accounting from the University of Chicago Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and has been a member of the CFA Institute since 2002.

•	On page 77 of the SAI, in the table entitled “Portfolio Managers – Other Accounts Managed,” within the section “MANAGEMENT OF THE FUNDS,” the information regarding David Carlson is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
William Sandow†	7	$6.246	2	$0.303	10	$1.639	$8.189
Christopher Sierakowski†	7	$6.246	2	$0.303	10	$1.639	$8.189

†	As of February 28, 2019.

Mr. Sandow and Mr. Sierakowski did not beneficially own shares of any of the Funds as of February 28, 2019.

•	All other references to David Carlson in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with William Sandow and Christopher Sierakowski.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE